Exhibit 10.1

Master AGREEMENT

THIS AGREEMENT is dated June 19, 2013 (the “Agreement”)

BETWEEN:

(1)	Fuzhou Honglong Ocean Fishery Co., Ltd., a company incorporated under the laws of China and having its office at Floor 17th , Fujian Galaxy Garden Hotel, #243, Wusi Road, Fuzhou, PRC (“Seller”); and

(2)	Pingtan Marine Enterprise Ltd., a company incorporated under the laws of the Cayman Islands and having its office at 18/F, Zhongshan Building A, No. 154 Hudong Road, Fuzhou, PRC 350001 (“Buyer”)

(the Seller and the Buyer together, the “Parties”).

WHEREAS:

(A)	The Seller is the sole legal and beneficial owner of each of the Vessels (as defined below).
(B)	The Seller has agreed to sell, and the Buyer has agreed to buy, each of the Vessels.
(C)	The Parties have agreed to enter into this Agreement setting out (a) the terms and conditions on which the Sellers shall enter into memoranda of agreement to sell and deliver each of the Vessels to the Buyer and (b) the further terms and conditions on which the Vessels shall be sold and purchased.

it is agreed as follows:

1.	Definitions

1.1	In this Agreement (including the Recitals above):

“Banking Days” means any day (other than a Saturday or Sunday) on which banks and financial markets are open for the transaction of business in New York, Hong Kong and PRC.

“Buyer’s Account” means the Buyer’s bank account for which wire instructions are provided in Exhibit B.

“Deposit” shall have the meaning given in Clause 4 (Deposit).

“MOA” means, in relation to a Vessel, the memorandum of agreement to be entered into between the Sellers and the Buyers in relation to the sale, purchase and delivery of the relevant Vessel in the form set out in Schedule 2 to this Agreement (together, “MOAs”), as amended, supplemented and varied by the terms of this Agreement.

“Purchase Price” shall have the meaning given in Clause 3. The Purchase Price is set forth in both U.S. Dollars (“USD” or “$”) and Chinese Renminbi (“RMB”) at an exchange rate based on the People’s Bank of China’s middle rate as of June 18, 2013 (1 USD = 6.1651 RMB).

“Seller’s Account” means the Seller’s bank account for which wire instructions are provided in Exhibit B.

“Vessels” means the vessels listed at Schedule 1 to this Agreement.

2.	Purchase and delivery of VESSELS

2.1	The Sellers and Buyers hereby agree that each MOA shall upon execution of this Agreement be deemed entered into and effective on the terms and conditions set out in such MOA, as amended, supplemented and varied as follows:

(A)	the vessel details under each MOA (as are to be set out at lines 4-10 of each MOA) shall be as set out in Schedule 1 to this Agreement;

(B)	the Sellers shall (notwithstanding the terms of each relevant MOA) tender a notice of readiness for delivery for each Vessel on the same date, and delivery and acceptance of each Vessel shall occur on a simultaneous basis;

and as otherwise amended, supplemented and varied under the terms of this Agreement (including without limitation Clause 3 below). For the avoidance of doubt, each MOA shall be read and construed subject to the terms and conditions of this Agreement, and in the event of any inconsistency between the terms of this Agreement and the MOAs (or any of them), the terms of this Agreement shall prevail.

3.	PURCHASE PRICE

3.1	The purchase price for the Vessels shall be as follows (the “Purchase Price”):

(A)	$200,000,000 (RMB 1,233,020,000) in cash consideration to be paid by Buyer to Seller’s Account per the payment terms set forth in Clause 4 (the “Cash Consideration”).

(B)	The relief of $54,851,485 (RMB 338,164,890) constituting the outstanding amount of any remaining related party debt to be repaid to Buyer under Section 8.3 of that certain Share Purchase Agreement dated October 24, 2012, by and between Buyer, Seller, Mr. Xinrong Zhuo, Merchant Supreme Co., Ltd. and Prime Cheer Corporation Limited (the” Related Party Debt”).

(C)	An amount of $155,166,195 (RMB 956,615,110) in accordance with the terms of a promissory note issued by Buyer in the form set forth in Exhibit C to this Agreement (the “Promissory Note”).

4.	Deposit

4.1	As security for the correct fulfillment of this Agreement the Buyers shall (i) send a deposit of the amount of the Cash Consideration (the “Deposit”) to Seller on or prior to June 30, 2013, and (ii) release the Related Party Debt.

5.	payment

5.1	Notwithstanding any term(s) of the MOAs, the Purchase Price shall be paid by the Buyer to the Seller as follows:

(A)	In exchange for and always subject to delivery of the Vessels and each of the delivery documents required to be provided by the Sellers to the Buyers (or their guaranteed nominee) under Clause 5 of the MOAs (the “Closing”), the Deposit shall be released to the Seller;

(B)	the balance of the Purchase Price and all other sums payable on delivery by the Buyers to the Sellers under this Agreement shall be paid in full free of bank charges to the Seller’s Account upon Closing;

(C)	Buyer shall deliver the executed Promissory Note to Seller upon payment of the Purchase Price in accordance with this Clause 5.

6.	VESSEL NET PROFITS

6.1	During the time period between the Signing and the Closing, the Buyer shall be entitled to 100% of the net profits (the gross profits minus the costs and expenses, including the tax payable all as determined in accordance with us generally accepted accounting principles) reported by each of the Vessels (the “Net Profits”).

6.2	The Net Profits shall be paid by Seller to Buyer on a monthly basis in arrears in full free of bank charges to the Buyer’s Account.

7.	Total Loss, MAJOR CASUALTY AND FORCE MAJEURE

7.1	Should any Vessel become a total loss as provided in the relevant MOA, the purchase price of such Vessel, as set out in Schedule 1 to this Agreement shall be deducted from the Purchase Price and proportionate part of the Deposit shall be returned to the Buyer upon release of the Deposit amount in accordance with Clause 5.

7.2	Should any Vessel become a total loss as provided in the relevant MOA, this Agreement and the other MOAs shall continue in full force and effect.

7.3	No Party shall be liable if it is delayed or prevented from performing its obligations under this Agreement by Force Majeure. Force Majeure means acts of nature, fire, earthquake, war and political turmoil, and any other event that is beyond the party’s reasonable control and cannot be prevented with reasonable care. When the event of Force Majeure arises, the affected party shall inform the other Parties within 15 business days. The affected party which does not perform the obligations under this Agreement shall be responsible for any damage caused by failure of informing other parties. After the event of Force Majeure is removed, the affected party shall resume performance of this Agreement with its best efforts.

8.	Nomination for Delivery

8.1	The Buyer under each MOA shall have the option (such option to be declared no later than the date hereof ) to nominate a fully guaranteed nominee to receive transfer of title of a Vessel (including execute a protocol of delivery and acceptance), but such nomination shall not in any way whatsoever relieve the Buyers of their primary obligation as the Buyer under this Agreement and under each MOA, including, without limitation, their obligation to take delivery of the Vessel and pay the Purchase Price.

9.	Representations, Warranties and Undertakings

9.1	The Seller represents and warrants to the Buyer that the Seller has full power and authority to become a party to this Agreement and each MOA, and the Seller has taken all necessary action and has obtained all consents, licences and approvals required in connection with the entry into and performance of this Agreement and each MOA, including, but not limited to, the sale and delivery of the Vessels on the term of this Agreement and each MOA.

9.2	The Buyer represents and warrants to Seller that the Buyer has full power and authority to become a party to this Agreement and each MOA, and the Buyer has taken all necessary action and has obtained all consents, licences and approvals required in connection with the entry into and performance of this Agreement and each MOA, including, but not limited to, the purchase and acceptance of the Vessels on the terms of this Agreement and each MOA.

9.3	The Seller represents and warrants that each Vessel at the time of delivery is free from all charters, encumbrances, mortgages and maritime liens or any other debts whatsoever, and is not subject to Port State or other administrative detentions. The Seller hereby undertakes to indemnify the Buyer against all consequences of claims made against the Vessel which have been incurred prior to the time of delivery.

9.4	The Seller represents and warrants that each Vessel at the time of delivery has all permits and governmental approvals needed to operate such Vessel and that such permits and approvals can be transferred to Buyer in connection with the transfer of the Vessel to Buyer.

9.5	The Seller represents and warrants that the Vessel is in all material respects fit for the purpose for which it is currently employed and comply with all present laws and regulations applicable for such purpose.

10.	ASSISTANCE WITH REGISTRATION

10.1	The Seller agree and undertake with the Buyer to provide the Buyer (or their relevant nominee) with all reasonable assistance required by the Buyers in relation to the re-registration of each of the Vessels under PRC flag in the name of the Buyer (or their nominee).

11.	INDEMNIFICATION AND TERMINATION

11.1	Indemnification

From and after the closing, Seller agrees to pay and to indemnify fully, hold harmless and defend Buyer and its affiliates, and their respective agents, directors, officers, employees, consultants, representatives, successors and assigns from and against any and all damages arising out of, relating to or based upon any breach by Seller of the Agreement or the MOUs, including the breach of any of the representations and warranties contained in Clause 9.

11.2	Buyer’s Default

Should the Deposit not be lodged in accordance with Clause 4 (Deposit), the Seller have the right to cancel this Agreement, and shall be entitled to claim compensation for its losses and for all expenses incurred together with interest. Should the Purchase Price not be paid in accordance with Clause 5 (Payment), the Sellers have the right to cancel this Agreement, in which case the Deposit together with interest earned, if any, shall be released to the Seller. If the Deposit does not cover its loss, the Seller shall be entitled to claim further compensation for their losses and for all expenses incurred together with interest.

11.3	Seller’s Default

Should the Seller materially breach its obligations under this Agreement, including, but not limited to the delivery of a majority of the Vessels, the Buyer shall have the option of cancelling this Agreement and shall be entitled to claim compensation for its losses and for all expenses incurred together with interest. In the event that the Buyers elect to cancel this Agreement, the Deposit together with interest earned, if any, shall be released to Buyer immediately. If the Deposit does not cover Buyer’s loss, the Buyer shall be entitled to claim further compensation for their losses and for all expenses incurred together with interest.

12.	TAX

12.1	The Sellers acknowledge and agree that notwithstanding any other term of this Agreement and/or the MOAs, the Purchase Price is inclusive of any and all value added, export, sales, income, earnings or other tax and/or duty (or equivalent thereof) payable to PRC taxation authority or other authorities under or in connection with the sale and purchase and/or delivery of the Vessels, in accordance with this Agreement and/or the MOAs.

12.2	The Selles shall indemnify and hold harmless the Buyer (and, if relevant, their nominee) upon their first written demand against any value added, export, sales, income, earnings or other tax and/or duty (or equivalent thereof), charged or imposed by any PRC taxation authority or other authorities on the Buyers (or their nominee) under or in connection with the sale and purchase, or delivery of the Vessels, in accordance with this Agreement and/or the MOAs.

13.	CoUnterparts

This Agreement may be executed in any number of counterparts. This has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

14.	Governing law and arbitration

14.1	This Agreement shall be governed by and construed in accordance with Title 9 of the United States Code and the substantive law (not including the choice of law rules) of the State of New York and any dispute arising out of or in connection with this Agreement shall be referred to three (3) persons at New York, one to be appointed by each of the parties hereto, and the third by the two so chosen; their decision or that of any two of them shall be final, and for the purposes of enforcing any award, judgment may be entered on an award by any court of competent jurisdiction. The proceedings shall be conducted in accordance with the rules of the Society of Maritime Arbitrators, Inc.

14.2	In cases where neither the claim nor any counterclaim exceeds the sum of US$ 100,000 the arbitration shall be conducted in accordance with the Shortened Arbitration Procedure of the Society of Maritime Arbitrators, Inc.

IN WITNESS WHEREOF this Agreement has been duly executed on the date first above written.

Signed by /s/ Tiqi Gao_________________	)
for and on behalf of	)
Fuzhou Honglong Ocean Fishery Co., Ltd.	)

Signed by /s/ Xinrong Zhuo____________	)
for and on behalf of	)
Pingtan Marine Enterprise Ltd.	)

[Signature Page to Master Agreement]

Schedule 2

VESSEL DETAILS

Name of vessel:	Fu Yuan Yu 532

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	1987

Flag:	China

Builder/Yard:	LuDa Fishing Vessel shipyard

Place of Registration:	China

GT/NT:	280/87

Name of vessel:	Fu Yuan Yu 533

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	1987

Flag:	China

Builder/Yard:	LuDa Fishing Vessel shipyard

Place of Registration:	China

GT/NT:	280/87

Name of vessel:	Fu Yuan Yu 535

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	1990

Flag:	China

Builder/Yard:	Dalian Fishing Vessel Company

Place of Registration:	China

GT/NT:	293/88

Name of vessel:	Fu Yuan Yu 536

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	1990

Flag:	China

Builder/Yard:	Dalian Fishing Vessel Company

Place of Registration:	China

GT/NT:	293/88

Name of vessel:	Yu Yuan Yu 537

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	1982

Flag:	China

Builder/Yard:	Russian Kannujia Shipyard

Place of Registration:	China

GT/NT:	480/144

Name of vessel:	Fu Yuan Yu 538

IMO Number:	N/A

Classification Society:	Register pf Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	1982

Flag:	China

Builder/Yard:	Russian Kannujia Shipyard

Place of Registration:	China

GT/NT:	480/144

Name of vessel:	Fu Yuan Yu 539

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	1989

Flag:	China

Builder/Yard:	Shandong Huanghai Shipyard

Place of Registration:	China

GT/NT:	364/144

Name of vessel:	Fu Yuan Yu 540

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	1989

Flag:	China

Builder/Yard:	Shandong Huanhai Shipyard

Place of Registration:	China

GT/NT:	357/144

Name of vessel:	Fu Yuan Yu 560

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	2012

Flag:	China

Builder/Yard:	Huanghai Shipbuilding Co. Ltd

Place of Registration:	China

GT/NT:	237/95

Name of vessel:	Fu Yuan Yu 561

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	2012

Flag:	China

Builder/Yard:	Huanghai Shipbuilding Cp. Ltd

Place of Registration:	China

GT/NT:	237/95

Name of vessel:	Fu Yuan Yu 562

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	2012

Flag:	China

Builder/Yard:	Huanghai Shipbuilding Co. Ltd

Place of Registration:	China

GT/NT:	237/95

Name of vessel:	Fu Yuan Yu 563

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	2012

Flag:	China

Builder/Yard:	Huanghai Shipbuilding Co. Ltd.

Place of Registration:	China

GT/NT:	237/95

Name of vessel:	Fu Yuan Yu 564

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	2012

Flag:	China

Builder/Yard:	Huanghai Shipbuilding Co. Ltd

Place of Registration:	China

GT/NT:	237/95

Name of vessel:	Fu Yuan Yu 565

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	2012

Flag:	China

Builder/Yard:	Huanghai Shipbuilding Co. Ltd

Place of Registration:	China

GT/NT:	237/95

Name of vessel:	Fu Yuan Yu 566

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	2012

Flag:	China

Builder/Yard:	Huanghai Shipbuilding Co. Ltd

Place of Registration:	China

GT/NT:	237/95

Name of vessel:	Fu Yuan Yu 567

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	2012

Flag:	China

Builder/Yard:	Huanghai Shipbuilding Co. Ltd

Place of Registration:	China

GT/NT:	237/95

Name of vessel:	Fu Yuan Yu 568

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	2012

Flag:	China

Builder/Yard:	Huanghai Shipbuilding Co. Ltd

Place of Registration:	China

GT/NT:	237/95

Name of vessel:	Fu Yuan Yu 569

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	2012

Flag:	China

Builder/Yard:	Huanghai Shipbuilding Co. Ltd

Place of Registration:	China

GT/NT:	237/95

Name of vessel:	Fu Yuan Yu 570

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	2012

Flag:	China

Builder/Yard:	Huanghai Shipbuilding Co. Ltd

Place of Registration:	China

GT/NT:	237/95

Name of vessel:	Fu Yuan Yu 571

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	2012

Flag:	China

Builder/Yard:	Huanghai Shipbuilding Co. Ltd

Place of Registration:	China

GT/NT:	237/95

Name of vessel:	Fu Yuan Yu 572

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	2012

Flag:	China

Builder/Yard:	Huanghai Shipbuilding Co. Ltd

Place of Registration:	China

GT/NT:	237/95

Name of vessel:	Fu Yuan Yu 573

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel

Class Notation:	N/A

Year of Build:	2012

Flag:	China

Builder/Yard:	Huanghai Shipbuilding Co. Ltd

Place of Registration:	China

GT/NT:	237/95

Name of vessel:	Fu Yuan Yu 574

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	2012

Flag:	China

Builder/Yard:	Huanghai Shipbuilding Co. Ltd

Place of Registration:	China

GT/NT:	237/95

Name of vessel:	Fu Yuan 575

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	2012

Flag:	China

Builder/Yard:	Huanghai Shipbuilding Co. Ltd

Place of Registration:	China

GT/NT:	237/95

Name of vessel:	Fu Yuan Yu 576

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	2012

Flag:	China

Builder/Yard:	Huanghai Shipbuilding Co, Ltd

Place of Registration:	China

GT/NT:	237/95

Name of vessel:	Fu Yuan Yu 577

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	2012

Flag:	China

Builder/Yard:	Huanghai Shipbuilding Co. Ltd

Place of Registration:	China

GT/NT:	237/95

Name of vessel:	Fu Yuan Yu 578

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	2012

Flag:	China

Builder/Yard:	Huanghai Shipbuilding Co. Ltd

Place of Registration:	China

GT/NT:	237/95

Name of vessel:	Fu Yuan Yu 579

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	2012

Flag:	China

Builder/Yard:	Huanghai Shipbuilding Co. Ltd

Place of Registration:	China

GT/NT:	237/95

Name of vessel:	Fu Yuan Yu 755

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel fo the people’ Republic of China

Class Notation:	N/A

Year of Build:	2001

Flag:	China

Builder/Yard:	Shandong Rushan Shipyard

Place of Registration:	China

GT/NT:	269/80

Name of vessel:	Fu Yuan Yu 756

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	2001

Flag:	China

Builder/Yard:	Shangdong

Place of Registration:	China

GT/NT:	269/80

Name of vessel:	Fu Yuan Yu 757

IMO Number:	N/A

Classification Society:	Register of fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	2001

Flag:	China

Builder/Yard:	Shangdong Rushan Shipyard

Place of Registration:	China

GT/NT:	269/80

Name of vessel:	Fu Yuan Yu 758

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	2001

Flag:	China

Builder/Yard:	Shandong Rushan Shipyard

Place of Registration:	China

GT/NT:	269/80

Name of vessel:	Fu Yuan Yu 759

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	2001

Flag:	China

Builder/Yard:	Shandong Rushan Shipyard

Place of Registration:	China

GT/NT:	269/80

Name of vessel:	Fu Yuan Yu 761

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	2001

Flag:	China

Builder/Yard:	Shandong Rushan Shipyard

Place of Registration:	China

GT/NT:	112/38

Name of vessel:	Fu Yuan Yu 762

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	1997

Flag:	China

Builder/Yard:	Shangdong Huanghai Shipyard

Place of Registration:	China

GT/NT:	112/38

Name of vessel:	Fu Yuan Yu 763

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	1997

Flag:	China

Builder/Yard:	Shandong Huanghai Shipyard

Place of Registration:	China

GT/NT:	112/38

Name of vessel:	Fu Yuan Yu 764

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	1997

Flag:	China

Builder/Yard:	Shandong Huanghai Shipyard

Place of Registration:	China

GT/NT:	112/38

Name of vessel:	Fu Yuan Yu 765

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	1997

Flag:	China

Builder/Yard:	Shandong Huanghai Shipyard

Place of Registration:	China

GT/NT:	112/38

Name of vessel:	Fu Yuan Yu 767

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel fo the people’ Republic of China

Class Notation:	N/A

Year of Build:	1997

Flag:	China

Builder/Yard:	Shandong Huanghai Shipyard

Place of Registration:	China

GT/NT:	112/38

Name of vessel:	Fu Yuan Yu 770

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	1997

Flag:	China

Builder/Yard:	Shandong Huanghai Shipyard

Place of Registration:	China

GT/NT:	112/38

Name of vessel:	Fu Yuan Yu 771

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	1997

Flag:	China

Builder/Yard:	Shandong Huanghai Shipyard

Place of Registration:	China

GT/NT:	112/38

Name of vessel:	Fu Yuan Yu 772

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	1997

Flag:	China

Builder/Yard:	Shandong Huanghai Shipyard

Place of Registration:	China

GT/NT:	112/38

Name of vessel:	Fu Yuan Yu 773

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	1997

Flag:	China

Builder/Yard:	Shandong Huanghai Shipyard

Place of Registration:	China

GT/NT:	112/38

Name of vessel:	Fu Yuan Yu 774

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	1997

Flag:	China

Builder/Yard:	Shandong Huanghai Shipyard

Place of Registration:	China

GT/NT:	112/38

Name of vessel:	Fu Yuan Yu 776

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	1997

Flag:	China

Builder/Yard:	Shandong Huanghai Shipyard

Place of Registration:	China

GT/NT:	112/38

Name of vessel:	Fu Yuan Yu 777

IMO Number:	N/A

Classification Society:	Register of Fishing Vessel of the people’ Republic of China

Class Notation:	N/A

Year of Build:	1997

Flag:	China

Builder/Yard:	Shandong Huanghai Shipyard

Place of Registration:	China

GT/NT:	112/38

Schedule 2

FORM OF MOA

FORM OF MEMORANDUM OF AGREEMENT

Date:

Fuzhou Honglong Ocean Fishery Co., Ltd., hereinafter called the "Seller", has agreed to sell, and Pingtan Marine Enterprise Ltd., hereinafter called the "Buyer", has agreed to buy:

Name of vessel:

IMO Number:

Classification Society:

Class Notation:

Year of Build:	Builder/Yard:

Flag:	Place of Registration:	GT/NT:

hereinafter called the "Vessel", on the following terms and conditions:

Definitions
"Banking Days" are days on which banks are open in New York and Hong Kong and PRC.

"Buyer’s Nominated Flag State" means the PRC

"Class" means the class notation referred to above.

"Classification Society" means the Society referred to above.

"In writing" or "written" means a letter handed over from the Seller to the Buyer or vice versa, a registered letter, e-mail or telefax.

“Master Agreement” means that certain Master Agreement dated June 19, 2013 entered into by and between the Parties.

"Parties" means the Seller and the Buyer.

"Purchase Price" means the price for the Vessel as stated in Clause 1 (Purchase Price).

1.	Purchase Price and Payment

The Purchase Price is as set forth in Clause 3 of the Master Agreement and payment of the Purchase Price shall be made in accordance with the terms of Clause 5 of the Master Agreement.

2.	Inspection

(a) The Buyer has inspected and accepted the Vessel's classification records and have accepted the Vessel following this inspection and the sale is outright and definite, subject only to the terms and conditions of this Agreement.

3.	Spares, bunkers and other items

The Seller shall deliver the Vessel to the Buyer with everything belonging to her on board and on shore. All spare parts and spare equipment including spare tail-end shaft(s) and/or spare propeller(s)/propeller blade(s), if any, belonging to the Vessel at the time of inspection used or unused, whether on board or not shall become the Buyer’s property, but spares on order are excluded. Forwarding charges, if any, shall be for the Buyer’s account. The Seller is not required to replace spare parts including spare tail-end shaft(s) and spare propeller(s)/propeller blade(s) which are taken out of spare and used as replacement prior to delivery, but the replaced items shall be the property of the Buyer. Unused stores and provisions shall be included in the sale and be taken over by the Buyer without extra payment.

The Buyer shall take over remaining bunkers and unused lubricating and hydraulic oils and greases in storage tanks and unopened drums and pay either.

"inspection" in this Clause 3, shall mean the Buyer’s inspection according to Clause 2 (Inspection), if applicable. If the Vessel is taken over without inspection, the date of this Agreement shall be the relevant date.

4.	Documentation

The place of closing: The offices of Buyer at 18/F, Zhongshan Building A, No. 154 Hudong Road, Fuzhou, PRC 350001.

(b) In exchange for payment of the Purchase Price the Seller shall provide the Buyer with the following delivery documents:

(i)	Evidence that all necessary corporate, shareholder and other action has been taken by the Seller to authorise the execution, delivery and performance of this Agreement;;

(i)	A copy of the Seller’s letter to their satellite communication provider cancelling the Vessel's communications contract which is to be sent immediately after delivery of the Vessel;

(ii)	Any additional documents as may reasonably be required by the competent authorities of the Buyer’s Nominated Flag State for the purpose of registering the Vessel, provided the Buyer notifies the Seller of any such documents as soon as possible after the date of this Agreement; and

(b) At the time of delivery the Buyer shall provide the Seller with:

(i)	Evidence that all necessary corporate, shareholder and other action has been taken by the Buyer to authorise the execution, delivery and performance of this Agreement; and

(c) If any of the documents listed in Sub-clauses (a) and (b) above are not in the English language they shall be accompanied by an English translation by an authorised translator or certified by a lawyer qualified to practice in the country of the translated language.

(d) The Parties shall to the extent possible exchange copies, drafts or samples of the documents listed in Sub-clause (a) and Sub-clause (b) above for review and comment by the other party as soon as possible prior to the Vessel's intended date of delivery.

(e) Concurrent with the exchange of documents in Sub-clause (a) and Sub-clause (b) above, the Seller shall also hand to the Buyer the classification certificate(s) as well as all drawings and manuals, (excluding ISM/ISPS manuals), which are on board the Vessel. Other certificates which are on board the Vessel shall also be handed over to the Buyer unless the Seller is required to retain same, in which case the Buyer has the right to take copies.

(f) Other technical documentation which may be in the Seller’s possession shall promptly after delivery be forwarded to the Buyer at their expense, if they so request. The Seller may keep the Vessel's log books but the Buyer has the right to take copies of same.

(g) The parties shall sign and deliver to each other a Protocol of Delivery and Acceptance confirming the date and time of delivery of the Vessel from the Seller to the Buyer.

5.	Encumbrances
The Seller warrants that the Vessel, at the time of delivery, is free from all charters, encumbrances, mortgages and maritime liens or any other debts whatsoever, and is not subject to Port State or other administrative detentions. The Seller hereby undertakes to indemnify the Buyer against all consequences of claims made against the Vessel which have been incurred prior to the time of delivery.

6.	Taxes, fees and expenses

Any taxes, fees and expenses in connection with the purchase and registration in the Buyer’s Nominated Flag State shall be for the Buyer’s account, whereas similar charges in connection with the closing of the Seller’s register shall be for the Seller’s account.

7.	Condition on Delivery

The Vessel with everything belonging to her shall be at the Seller’s risk and expense until she is delivered to the Buyer, but subject to the terms and conditions of this Agreement she shall be delivered and taken over as she was at the time of inspection, fair wear and tear excepted.

However, the Vessel shall be delivered free of cargo and free of stowaways with her Class maintained without condition/recommendation, free of damage affecting the Vessel's class, and with her classification certificates and national certificates, as well as all other certificates the Vessel had at the time of inspection, valid and unextended without condition/recommendation* by the Classification Society or the relevant authorities at the time of delivery.

"inspection in this Clause 7, shall mean the Buyer’s inspection according to Clause 2 (inspection), if applicable. If the Vessel is taken over without inspection, the date of this Agreement shall be the relevant date.

8.	Name/markings

Upon delivery the Buyer undertakes to change the name of the Vessel and alter funnel markings.

9.	Law and Arbitration

This Agreement shall be governed by and construed in accordance with Title 9 of the United States Code and the substantive law (not including the choice of law rules) of the State of New York and any dispute arising out of or in connection with this Agreement shall be referred to three (3) persons at New York, one to be appointed by each of the parties hereto, and the third by the two so chosen; their decision or that of any two of them shall be final, and for the purposes of enforcing any award, judgment may be entered on an award by any court of competent jurisdiction. The proceedings shall be conducted in accordance with the rules of the Society of Maritime Arbitrators, Inc.

In cases where neither the claim nor any counterclaim exceeds the sum of US$ 100,000 the arbitration shall be conducted in accordance with the Shortened Arbitration Procedure of the Society of Maritime Arbitrators, Inc.

10.	Notices

All notices to be provided under this Agreement shall be in writing.

Contact details for recipients of notices are as follows:

For the Buyer:

Pingtan Marine Enterprise Ltd.

Attn. Roy Yu and Xinrong Zhuo

18/F, Zhongshan Building A

No. 154 Hudong Road, Fuzhou

PRC 350001

For the Seller:

Fuzhou Honglong Ocean Fishery Co., Ltd.

Attn. Tiqi Gao

Floor 17th, Fujian Galaxy Garden Hotel, #243,

Wusi Road, Fuzhou

PRC 350001

11.	Entire Agreement

The written terms of this Agreement comprise the entire agreement between the Buyer and the Seller in relation to the sale and purchase of the Vessel and supersede all previous agreements whether oral or written between the Parties in relation thereto.

Each of the Parties acknowledges that in entering into this Agreement it has not relied on and shall have no right or remedy in respect of any statement, representation, assurance or warranty (whether or not made negligently) other than as is expressly set out in this Agreement.

Any terms implied into this Agreement by any applicable statute or law are hereby excluded to the extent that such exclusion can legally be made. Nothing in this Clause shall limit or exclude any liability for fraud.

For and on behalf of the Seller	For and on behalf of the Buyer

Name:	Name:

Title:	Title:

Exhibit A

Buyer’s Account and Wire Instructions

Exhibit B

Seller’s Account and Wire Instructions

Exhibit C

Form of Promissory Note

PROMISSORY NOTE

$155,166,195 (RMB 956,615,110)	June 19, 2013
Fuzhou, PRC

1.            For value received, PINGTAN MARINE ENTERPRISE LTD., a company incorporated under the laws of the Cayman Islands (the “Company”), promises to pay to FUZHOU HONGLONG OCEAN FISHERY CO., LTD., a company incorporated under the laws of China (the “Holder”), or its registered assigns, in lawful money of the United States of America the principal sum of One Hundred Fifty-Five Million One Hundred Sixty-Six Thousand One Hundred Ninety-Five Dollars ($155,166,195). Interest shall accrue from the date of this unsecured promissory note (this “Note”) on the unpaid principal amount at a rate equal to four percent (4.0%) per annum, simple interest. This Note is subject to the following terms and conditions:

2.            Payments; Principal and Interest. All outstanding and unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on June 19, 2015 (the “Maturity Date”). All interest shall accrue and be payable on the Maturity Date. This Note may be prepaid, in whole or in part, without penalty.

3.            Events of Default. Promptly following the Company becoming aware of an occurrence of any Event of Default, the Company shall furnish to the Holder written notice of the occurrence thereof. The occurrence of any of the following shall constitute an “Event of Default” under this Note:

Failure to Pay. The Company shall fail to pay (i) when due any principal or interest payment on any due date hereunder or (ii) any other payment required under the terms of this Note within fifteen (15) days after written demand therefore; or

Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), or (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it; or

Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be challenged, dismissed or discharged within thirty (30) days of commencement; or

Dissolution; Liquidation. The dissolution, liquidation, winding up of the Company.

4.            Transfer; Successors and Assigns. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Notwithstanding the foregoing, the Holder may not assign, pledge, or otherwise transfer this Note without the prior written consent of the Company, except for transfers to affiliates. Subject to the preceding sentence, this Note may be transferred only upon surrender of the original Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company. Thereupon, a new note for the same principal amount and interest will be issued to, and registered in the name of, the transferee. Interest and principal are payable only to the registered holder of this Note.

5.            Governing Law. This Note and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.

6.            Notices. Any notice required or permitted by this Note shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by a nationally-recognized delivery service (such as Federal Express or UPS), or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party’s address as set forth below or as subsequently modified by written notice.

7.            Amendments and Waivers. Any term of this Note may be amended only with the written consent of the Company and the Holder. Any amendment or waiver effected in accordance with this Section 6 shall be binding upon the Company, the Holder and each transferee of the Note.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

The Company has caused this Note to be issued as of the date first written above.

COMPANY:

PINGTAN MARINE ENTERPRISE LTD.,
a company incorporated under the laws of the Cayman Islands

By:	/s/ Xinrong Zhuo
Name:	Xinrong Zhuo
Title:	Chief Executive Officer

Address:	18/F, Zhongshan Building A
No. 154 Hudong Road
Fuzhou, PRC 350001

AGREED TO AND ACCEPTED:

Fuzhou Honglong Ocean Fishery Co., Ltd
a company incorporated under the laws of China

By:	/s/ Tiqi Gao
Name:	Tiqi Gao
Title:	Legal Representative

Address:	Floor 17th , Fujian Galaxy Garden Hotel
#243 Wusi Road
Fuzhou, PRC 350001

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